SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 15, 2004

                                  NEXICON, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                    000-30244                  13-3389415
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


      400 GOLD AVENUE SW, SUITE 1000, ALBUQUERQUE, NM              87102
         (Address of principal executive offices)                (Zip code)

    Registrant's telephone number, including area code:       (505) 248-0000

                                 CYCO.NET, INC.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.01:  ACQUISITION OR DISPOSITION OF ASSETS

      On November 15, 2004, Nexicon, Inc. ("Nexicon") purchased all of the outstanding common stock of Pluto Communications International, AS a Norwegian company ("Pluto"), that provides a range of billing and customer care solutions for telecommunication carriers and service providers via their "Charon " billing and customer care real-time, client/server system. In the stock for stock purchase, Nexicon issued 5,010,496 shares of common stock in exchange for all of the issued and outstanding common stock of Pluto.

      Nexicon acquired the stock of Pluto from the following people in exchange for the number of shares of Nexicon's common stock set forth opposite their names:

                                      Number                                            Number
              Name                   of shares                      Name              of shares
---------------------------------    ---------            ------------------------   ------------
Teigland Eiendom AS                  1,117,043            Nordea Liv Norge AS            155,400
Mercury Mobile AS                      827,820            Holberg @                      133,980
Frank Mjos                             656,250            Tommy Eide                     105,000
Toman Invest AS                        388,500            Lie Invest AS                   38,850
Tommy Stiansen                         262,500            Rune Svendsen                   34,965
Reidar Asphaug                         262,500            Jens Petter Teigland            31,248
Svein Erik Fauskanger                  262,500            Vest Kapital AS                 26,250
Eiendomsgruppen Vest AS                242,498            Anders Giske                     7,770
Holberg Norden                         235,200            Eivind B0e                       5,250
Holberg Norge                          216,972                                       ------------
                                                            Total Shares               5,010,496
                                                                                     ============

      Pluto will continue its operations in Norway and will operate as a wholly owned subsidiary of Nexicon.


ITEM  9.01:  FINANCIAL STATEMENTS AND EXIBITS

      (a) Financial Statements of Pluto Communications International, AS.

      Audited financial statements for the years ended December 31, 2002 and 2003.

      Unaudited financial statements for the nine months ended September 30, 2003 and 2004.

      (b) Pro forma financial information of Nexicon, Inc.

      Unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003.

      Unaudited pro forma consolidated balance sheet as of September 30, 2004.

      (c) Exhibits

99.1 Share Exchange Agreement between Nexicon, Inc. and of Pluto Communications International, AS. Filed as an Exhibit to Nexicon's Form 8-K filed with the SEC on November 19, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

                                               NEXICON, INC.


                                               By: /s/ Richard A. Urrea
                                                   -------------------------
                                                   Richard A. Urrea
                                                   President
February 25, 2005

Shareholders and Board of Directors
Pluto Communications International, AS


We have audited the accompanying balance sheet of Pluto Communications International, AS, as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2003 and the period from January 17, 2002 (Inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pluto Communications International, AS, as of December 31, 2003, and the results of its operations, and its cash flows for the year ended December 31, 2003 and the period from January 17, 2002 (Inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



February 14, 2005
NITSCHKE AS

            Pluto Communications International, AS
                        Balance Sheet
                      December 31, 2003

                            Assets

Current assets
 Cash                                                           $     50,562
 Receivables                                                          92,151
                                                                ------------
      Total current assets                                           142,713
                                                                ------------

Property and equipment, net                                           64,940
                                                                ------------

Other assets                                                          10,563
                                                                ------------


                                                                $    218,216

           Liabilities and Stockholders' (Deficit)

Current liabilities
  Accounts payable and accrued liabilities                      $    126,356
                                                                ------------
      Total current liabilities                                      126,356
                                                                ------------


Stockholders' (deficit)
  Common stock, $.667 par value, 2,200,950 shares authorized,
   1,850,000 shares issued and outstanding                           225,118
  Additional paid-in capital                                         715,280
  Accumulated (deficit)                                             (982,523)
                                                                ------------
                                                                     (42,125)
Other comprehensive income:
  Currency translation adjustment                                    133,985
                                                                ------------
                                                                      91,860

                                                                $    218,216

   The accompanying notes are an integral part of these financial statements.

                      PLUTO COMMUNICATIONS INTERNATIONAL AS
                            Statements of Operations
                Years Ended December 31, 2003 and the Period From
                January 17, 2002(Inception) to December 31, 2002

                                                       2003            2002
                                                   ------------    ------------
Revenue:
   Sales                                           $    670,519    $     64,990
                                                   ------------    ------------

Operating Costs and Expenses:
  General and administrative                          1,051,472         687,837
                                                   ------------    ------------

(Loss) from operations                                 (380,953)       (622,847)
                                                   ------------    ------------

Other income (expense):
  Other income                                           10,950          10,327
                                                   ------------    ------------

Net (loss)                                             (370,003)       (612,520)

Other comprehensive income:
  Foreign currency translation adjustment                (3,246)        137,231
                                                   ------------    ------------

Comprehensive (loss)                               $   (373,249)   $   (475,289)
                                                   ============    ============

Per Share Information - basic and fully diluted:

Weighted average common shares outstanding            1,370,000       1,250,000
                                                   ============    ============

(Loss) per share                                   $      (0.27)   $      (0.49)
                                                   ============    ============

   The accompanying notes are an intergral part of these financial statements.

                      PLUTO COMMUNICATIONS INTERNATIONAL AS
                      Statement of Stockholders' (Deficit)
          Year Ended December 31, 2003 and the Period From January 17,
                      2002(Inception) to December 31, 2002

                                                                                  Currency
                                           Common Stock            Additional    Translation     Accumulated
                                       Shares         Amount     Paid in capital  Adjustment      (Deficit)          Total
                                    ------------   ------------   ------------   ------------    ------------    ------------
Common shares issued for services      1,850,000   $    225,118   $    715,280   $         --    $         --    $    940,398
Currency translation adjustment               --             --             --        137,231              --         137,231
Net (loss) for the year                       --             --             --             --        (612,520)       (612,520)
                                    ------------   ------------   ------------   ------------    ------------    ------------
Balance, December 31, 2002             1,850,000        225,118        715,280        137,231        (612,520)        465,109

Currency translation adjustment               --             --             --         (3,246)             --          (3,246)
Net (loss) for the year                       --             --             --             --        (370,003)       (370,003)
                                    ------------   ------------   ------------   ------------    ------------    ------------
Balance, December 31, 2003             1,850,000   $    225,118   $    715,280   $    133,985    $   (982,523)   $     91,860
                                    ============   ============   ============   ============    ============    ============









   The accompanying notes are an integral part of these financial statements.

                      PLUTO COMMUNICATIONS INTERNATIONAL AS
                            Statements of Cash Flows
                Year Ended December 31, 2003 and the Period From
                January 17, 2002(Inception) to December 31, 2002

                                                               2003            2002
                                                           ------------    ------------
OPERATING ACTIVITIES:
Net (loss)                                                 $   (370,003)   $   (612,520)
  Adjustments to reconcile net (loss) to net
   cash (used in) operating activities:
   Depreciation and amortization                                 45,743          32,772
   Currency translation adjustment                               (3,246)        137,231
Changes in assets and liabilities:
    (Increase) in receivables                                   (34,320)        (57,831)
    (Increase) in other assets                                       --         (10,563)
    Increase in accounts payable and accrued liabilities         19,308         107,048
                                                           ------------    ------------
       Total adjustments                                         27,485         208,657
                                                           ------------    ------------
  Net cash (used in) operating activities                      (342,518)       (403,863)
                                                           ------------    ------------

INVESTING ACTIVITIES:
    Purchase of property and equipment                          (13,609)       (129,846)
                                                           ------------    ------------
Net cash (used in) investing activities                         (13,609)       (129,846)
                                                           ------------    ------------

FINANCING ACTIVITIES:
    Proceeds from sale of common stock                               --         940,398
                                                           ------------    ------------
  Net cash provided by financing activities                          --         940,398
                                                           ------------    ------------

Increase (decrease) in cash and cash equivalents               (356,127)        406,689

Cash and cash equivalents, beginning of year                    406,689              --
                                                           ------------    ------------

Cash and cash equivalents, end of year                     $     50,562    $    406,689
                                                           ============    ============

Supplemental cash flow information:
   Cash paid for interest                                  $         --    $         --
                                                           ============    ============
   Cash paid for income taxes                              $         --    $         --
                                                           ============    ============

   The accompanying notes are an integral part of these financial statements.

                     PLUTO COMMUNICATIONS INTERNATIONAL, AS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Organization

Pluto Communications International, AS (the "Company") was incorporated on January 17, 2002, in Lysker Oslo, Norway. The Company's primary line of business is the sale of its "Charon" Billing System and its Operational Support System in Norway and Sweden. The Company's products provide an innovative high-end Operational Support System ("OSS") and billing system offering real-time information to improve customer service efficiency for telecommunications providers and other network service providers and other clients.

Revenue recognition

The Company's sole source of revenue is from the sale of services. Revenues from services are recognized at the completion of the services.

Cash and cash equivalents

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Trade and other receivables

Trade receivables and other current receivables are recorded on the balance sheet estimated net realizable value. Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectibility, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

Property and equipment

Property and equipment, which consists of computers and office equipment, is stated at cost and is being depreciated using the straight-line method over the estimated economic lives of 3 to 5 years.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Research and development
Research and development costs are expensed as incurred.

Income taxes

The Company follows SFAS 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Tax expenses in the profit and loss account comprise both tax payable for the accounting period and changes in deferred tax. Deferred tax is calculated at 28 percent on the basis of existing temporary differences between accounting profit and taxable profit together with tax deductible deficits at the year end. Temporary differences both positive and negative, are balanced out within the same period. Deferred tax assets are not recorded in the balance as they are offset by a valuation allowance.

Translation of financial statements

The financial statements are translated from a functional currency which is not the U.S. dollar, in the following manner: assets and liabilities at the year-end rate; stockholders' equity at historical rates and results of operations at the monthly average exchange rates. The effects of exchange rate changes are shown as a separate component of stockholders' equity.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and cash equivalents, receivables and accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature, their carrying amounts approximate fair values, or they are receivable or payable on demand.

Segment information

The Company follows SFAS 131, "Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Comprehensive income

The Company follows Statement of Financial Accounting Standards ("SFAS") 130, "Reporting Comprehensive Income". SFAS 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements.


Recent pronouncements

In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be classified as liabilities (or assets in some circumstances) on the balance sheet. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 in the first quarter of fiscal 2004 is not expected to have any material impact on the Company's financial position, results of operations or cash flows.

In December 2002, the FASB issued SFAS 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS 123." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by APB 25. As allowed by SFAS 123, the Company has elected to continue to apply the intrinsic value-based method of accounting, and has adopted the disclosure requirements of SFAS 123. The Company currently does not anticipate adopting the provisions of SFAS 148.

In July 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 provides new guidance on the recognition of costs associated with exit or disposal activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. SFAS 146 supercedes previous accounting guidance provided by the EITF Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." EITF Issue No. 94-3 required recognition of costs at the date of commitment to an exit or disposal plan. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Early application is permitted. The adoption of SFAS 146 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

In April 2002, the FASB issued SFAS 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Among other things, this statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt" which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," will now be used to classify those gains and losses. The provisions of SFAS 145 related to the classification of debt extinguishment are effective for years beginning after May 15, 2002. The adoption of SFAS 145 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

NOTE 2. PROPERTY AND EQUIPMENT

Property and equipment consists of the following, at cost, at December 31, 2003:

      Computer and office  equipment      $ 143,455
      Less: accumulated depreciation        (78,515)
                                           $ 64,940

Depreciation charged to operations was $45,743 and $32,772 during 2003 and 2002.

NOTE 3. STOCKHOLDERS' EQUITY

During 2002, the Company issued 1,850,000 shares of common stock for cash of $940,398.

NOTE 4. SUBSEQUENT EVENT

Pursuant to a Share Exchange Agreement between the Company and Nexicon, Inc., dated June 16, 2004 and amended on November 15, 2004, to change the date of Closing to November 15, 2004, Nexicon, Inc. issued 5,010,496 shares of common stock in exchange for all of the issued and outstanding common stock of the Company. The Company will continue its operations in Norway and will operate as a wholly owned subsidiary of Nexicon, Inc.

            PLUTO COMMUNICATIONS INTERNATIONAL AS
                        Balance Sheet
                      September 30, 2004
                         (Unaudited)

                            Assets

Current assets
 Cash                                                           $     21,505
 Receivables                                                          63,108
                                                                ------------
      Total current assets                                            84,613
                                                                ------------

Property and equipment, net                                           34,353
                                                                ------------

Other assets                                                           6,653
                                                                ------------

                                                                $    125,619
                                                                ============

           Liabilities and Stockholders' (Deficit)

Current liabilities
  Accounts payable and accrued liabilities                      $    129,797
      Total current liabilities                                      129,797
                                                                ------------


Stockholders' (deficit)
  Common stock, $.143 par value, 2,200,950 shares authorized,
   2,200,950 shares issued and outstanding                           315,123
  Additional paid-in capital                                         890,589
  Accumulated (deficit)                                           (1,297,064)
                                                                ------------
                                                                     (91,352)
                                                                ------------
Other comprehensive income:
  Currency translation adjustment                                     87,174
                                                                ------------
                                                                      (4,178)

                                                                $    125,619
                                                                ============

   The accompanying notes are an integral part of these financial statements.

              PLUTO COMMUNICATIONS INTERNATIONAL AS
              Statements of Operations
          Nine Months Ended September 30, 2004 and 2003
                    (Unaudited)

                                              2004         2003
                                            ---------    ---------
Revenue:
   Sales                                    $ 226,352    $ 641,509
                                            ---------    ---------

Operating Costs and Expenses:
  General and administrative                  538,958      797,094
                                            ---------    ---------

(Loss) from operations                       (312,606)    (155,585)
                                            ---------    ---------

Other income (expense):                        (1,935)       7,020
                                            ---------    ---------

Net (loss)                                   (314,541)    (148,565)

Other comprehensive income:
  Foreign currency translation adjustment     (46,811)      (6,667)
                                            ---------    ---------

Comprehensive (loss)                        $(361,352)   $(155,232)
                                            =========    =========



   The accompanying notes are an integral part of these financial statements.

                      PLUTO COMMUNICATIONS INTERNATIONAL AS
                            Statements of Cash Flows
                  Nine Months Ended September 30, 2004 and 2003
                                   (Unaudited)

                                                    2004        2003
                                                 ---------    ---------
OPERATING ACTIVITIES:
  Net cash used in operating activities          $(292,009)   $(352,156)
                                                 ---------    ---------

INVESTING ACTIVITIES:
   Purchase of property and equipment               (2,362)     (13,609)
                                                 ---------    ---------

FINANCING ACTIVITIES:
   Proceeds from sale of common stock              265,314           --
                                                 ---------    ---------

(Decrease) in cash and cash equivalents            (29,057)    (365,765)

Cash and cash equivalents, beginning of period      50,562      406,689
                                                 ---------    ---------

Cash and cash equivalents, end of period         $  21,505    $  40,924
                                                 =========    =========

   The accompanying notes are an integral part of these financial statements.

                     PLUTO COMMUNICATIONS INTERNATIONAL, AS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (Unaudited)

(1) Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and Item 310(b) of Regulation S-B. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year and should be read in conjunction with the Company's financial statements at December 31, 2003.

(2) Stockholders' (Deficit)

During the period ended September 30, 2004, the Company issued 350,950 shares of common stock for cash of $265,314.

(3) Subsequent Event

Pursuant to a Share Exchange Agreement between the Company and Nexicon, Inc., dated June 16, 2004 and amended on November 15, 2004, to change the date of Closing to November 15, 2004, Nexicon, Inc. issued 5,010,496 shares of common stock in exchange for all of the issued and outstanding common stock of the Company. The Company will continue its operations in Norway and will operate as a wholly owned subsidiary of Nexicon, Inc.

                                  NEXICON, INC.
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


                                     SUMMARY

The accompanying unaudited pro forma financial statements give effect to the combination of Nexicon, Inc. ("Nexicon") and Pluto Communications International AS. ("Pluto") on November 15, 2004.

The statements presented include the pro forma balance sheet as of September 30, 2004, and the pro forma statements of operations for the year ended December 31, 2003, and the nine months ended September 30, 2004. The pro forma financial statements were derived from the audited financial statements of Nexicon and Pluto as of December 31, 2003, and the year then ended and the unaudited interim financial statements for Nexicon and Pluto as of September 30, 2004, and for the nine months then ended. The pro forma statements of operations assume that the combination took place at the beginning of the periods presented.

The pro forma financial statements give effect to the combination using the purchase method of accounting. The pro forma assumptions and adjustments are set forth in the accompanying notes to the pro forma financial statements.

The results of operations are not necessarily indicative of those which have been attained had the transaction occurred at the beginning of the periods presented. The pro forma financial statements should be read in conjunction with the historical financial statements of Nexicon and Pluto.

                         NEXICON, INC.
                    PRO-FORMA BALANCE SHEET
                      SEPTEMBER 30, 2004
                          (UNAUDITED)

                                                                             Pluto
                                                                        Communications
                                                          Nexicon, Inc. International AS  Adjustments      Pro-forma
                                                          ------------    ------------    ------------    ------------
                            ASSETS
Current Assets:
 Cash and cash equivalents                                $    308,021    $     21,505    $         --    $    329,526
 Accounts receivable - trade                                   176,372          63,108              --         239,480
 Accounts receivable - intercompany                             45,081              -- B       (45,081)             --
 Inventory                                                      85,007              --              --          85,007
                                                          ------------    ------------    ------------    ------------
  Total current assets                                         614,481          84,613         (45,081)        654,013
                                                          ------------    ------------    ------------    ------------

 Furniture and equipment, net                                   20,163          34,353              --          54,516
                                                          ------------    ------------    ------------    ------------

 Other assets                                                  160,960           6,653              --         167,613
                                                          ------------    ------------    ------------    ------------

TOTAL ASSETS                                              $    795,604    $    125,619    $    (45,081)   $    876,142
                                                          ============    ============    ============    ============

            LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES
Current Liabilities:
 Accounts payable and accrued expenses                    $    629,599    $     84,716    $         --    $    714,315
 Notes payable                                                 200,000              --              --         200,000
 Notes payable - related party                                  21,167              --              --          21,167
 Accrued expenses - related party                              585,880          45,081 B       (45,081)        585,880
 Deferred gain                                                  61,555              --              --          61,555
                                                          ------------    ------------    ------------    ------------
  Total current liabilities                                  1,498,201         129,797         (45,081)      1,582,917
                                                          ------------    ------------    ------------    ------------

Convertible debentures                                         475,000              --              --         475,000
                                                          ------------    ------------    ------------    ------------

STOCKHOLDERS' (DEFICIT)
 Common stock, $.001 par value, 500,000,000 shares
  authorized, 105,648,008 shares issued and outstanding        100,638         315,123 A      (310,113)        105,648
 Additional paid in capital                                 10,961,904         890,589 A       310,113      12,122,344
                                                                                       A    (1,297,064)
                                                                                       A     1,256,802
 Deferred stock compensation                                  (794,949)             --                        (794,949)
 Accumulated deficit                                        (8,645,190)     (1,297,064)A     1,297,064      (9,901,992)
                                                                                       A    (1,256,802)
  Foreign currency translation adjustment                           --          87,174                          87,174
 Stock Subscription receivable                              (2,800,000)             --              --      (2,800,000)
                                                          ------------    ------------    ------------    ------------
                                                            (1,177,597)         (4,178)             --      (1,181,775)
                                                          ------------    ------------    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $    795,604    $    125,619    $    (45,081)   $    876,142
                                                          ============    ============    ============    ============


       Read the accompanying notes to the pro-forma financial statements.

                    NEXICON, INC.
          PRO-FORMA STATEMENT OF OPERATIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                     (UNAUDITED)

                                                            Pluto
                                                       Communications
                                        Nexicon, Inc.  International AS  Adjustments     Pro-forma
                                        ------------    ------------    ------------    ------------
REVENUE                                 $    623,320    $    226,352    $         --    $    849,672
                                        ------------    ------------    ------------    ------------

COST OF SALES                                226,616              --              --         226,616
                                        ------------    ------------    ------------    ------------

GROSS PROFIT                                 396,704         226,352              --         623,056
                                        ------------    ------------    ------------    ------------

OPERATING COSTS AND EXPENSES
  Research and development                   140,179              --              --         140,179
  Purchased research and development              --              --  A    1,256,802       1,256,802
  Non cash stock compensation              1,615,908              --              --       1,615,908
  Selling, general and administrative      1,598,315         538,958              --       2,137,273
                                        ------------    ------------    ------------    ------------
                                           3,354,402         538,958       1,256,802       5,150,162
                                        ------------    ------------    ------------    ------------

OPERATING (LOSS)                          (2,957,698)       (312,606)     (1,256,802)     (4,527,106)
                                        ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE)                        57,583          (1,935)             --          55,648
                                        ------------    ------------    ------------    ------------

(LOSS) BEFORE INCOME TAXES                (2,900,115)       (314,541)     (1,256,802)     (4,471,458)

INCOME TAXES                                      --              --              --              --
                                        ------------    ------------    ------------    ------------

(LOSS) BEFORE DISCONTINUED OPERATIONS     (2,900,115)       (314,541)     (1,256,802)     (4,471,458)

DISCONTINUED OPERATIONS                           --              --              --              --
                                        ------------    ------------    ------------    ------------

NET (LOSS)                              $ (2,900,115)   $   (314,541)   $ (1,256,802)   $ (4,471,458)
                                        ============    ============    ============    ============


 Basic and diluted (loss) per share                                                     $      (0.05)
                                                                                        ============

 Weighted average shares outstanding                                                      98,119,082
                                                                                        ============

       Read the accompanying notes to the pro-forma financial statements.

                     NEXICON, INC.
           PRO-FORMA STATEMENT OF OPERATIONS
         FOR THE YEAR ENDED DECEMBER 31, 2003
                      (UNAUDITED)

                                                           Pluto
                                                       Communications
                                        Nexicon, Inc.  International AS  Adjustments     Pro-forma
                                        ------------    ------------    ------------    ------------
REVENUE                                 $     54,264    $    670,519    $         --    $    724,783
                                        ------------    ------------    ------------    ------------

COST OF SALES                                 12,759              --              --          12,759
                                        ------------    ------------    ------------    ------------

GROSS PROFIT                                  41,505         670,519              --         712,024
                                        ------------    ------------    ------------    ------------

OPERATING COSTS AND EXPENSES
  Purchased research and development              --              -- A     1,256,802       1,256,802
  Loss on asset impairment                 4,500,000              --              --       4,500,000
  Selling, general and administrative        749,667       1,051,472              --       1,801,139
                                        ------------    ------------    ------------    ------------
                                           5,249,667       1,051,472       1,256,802       7,557,941
                                        ------------    ------------    ------------    ------------

OPERATING (LOSS)                          (5,208,162)       (380,953)     (1,256,802)     (6,845,917)
                                        ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE)                        56,394          10,950              --          67,344
                                        ------------    ------------    ------------    ------------

(LOSS) BEFORE INCOME TAXES                (5,151,768)       (370,003)     (1,256,802)     (6,778,573)

INCOME TAXES                                  97,000              --              --          97,000
                                        ------------    ------------    ------------    ------------

(LOSS) BEFORE DISCONTINUED OPERATIONS     (5,248,768)       (370,003)     (1,256,802)     (6,875,573)

DISCONTINUED OPERATIONS                      346,405              --              --         346,405
                                        ------------    ------------    ------------    ------------

NET (LOSS)                              $ (4,902,363)   $   (370,003)   $ (1,256,802)   $ (6,529,168)
                                        ============    ============    ============    ============


 Basic and diluted (loss) per share                                                     $      (0.15)
                                                                                        ============

 Weighted average shares outstanding                                                      44,509,788
                                                                                        ============

       Read the accompanying notes to the pro-forma financial statements.

                                  NEXICON, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


The accompanying pro forma financial statements give effect to the combination of Nexicon and Pluto effective on June 16, 2004, and closed on November 15, 2004. The acquisition was effected by the exchange of all of the issued and outstanding common shares of Pluto for 5,010,496 common shares of Nexicon valued at their fair market value of $1,252,624 (4.7% of the issued and outstanding common stock of Nexicon). The net liabilities of Pluto were $4,178 at September 30, 2004.

The statements presented include the pro forma balance sheet as of September 30, 2004, and the pro forma statements of operations for the year ended December 31, 2003, and the nine months ended September 30, 2004.

Pro forma basic and diluted (loss) per share is computed using the weighted average number of common shares of Nexicon outstanding including the shares issued for the acquisition of Pluto for the periods presented.

                                  NEXICON, INC.
                           EXPLANATION OF ADJUSTMENTS
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


A     To adjust equity accounts and record purchased research and development

B     To eliminate intercompany accounts